EXHIBIT 8.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the inclusion in the Amendment to Form 10-SB of our report dated January 27, 1997 on our audit of the financial statements of Advanced Gaming Technology, Inc.


                                   /S/ ROBISON, HILL & CO.
                                   ----------------------------
                                   Certified Public Accountants

Salt Lake City,  Utah
May 2, 1997